Exhibit 99.1
Residential Capital Corporation Third Quarter 2005 Update November 2005

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Form 10 under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Asset Quality 5 Liquidity and Funding ResCap Structure/Corporate Governance 2 ResCap Overview 1 Agenda 6 ResCap Strengths Market Leader Sustainable Growth Disciplined Leadership 7 Investor Communication 8 Appendices 3 ResCap's Business Segments

ResCap Overview

ResCap Overview Liquidity and funding update Reduced GMAC borrowings by $5.0 billion and continue to maintain focus on further repayment Became an SEC registrant as of September 2005 Completed Exchange Offer November 2005 Filed $12 B shelf registration statement and issued first transaction November 2005 Asset quality update Recorded a $108 million pre-tax charge as a result of Hurricane Katrina Credit risk on commercial lending portfolio remains solid Consumer portfolio experienced no significant deterioration in credit from prior periods beyond what would be expected based on factors such as seasoning and direct impact of one time events such as Hurricane Katrina Nine Months ended 9/30/05 % Change1 Net Revenue $ 3.4 B 15.2% Net Income $ 902 M 27.0% Net Income-Business Capital & International Business Groups $ 220 M 43.0% U.S. Loan Production $ 118.4 B 20.9% U.S. Servicing portfolio $ 371.8 B 22.1%2 Total Assets $ 104.6 B 11.3% Strong Business Performance 1 % Change measured as increase from 9/30/04 to 9/30/05, unless otherwise noted 2 % Change measured as increase from 12/31/04 to 9/30/05

ResCap Structure/Corporate Governance

RESCAP

Corporate Structure

- ResCap has obtained separate investment grade credit ratings as an independent finance subsidiary of GMAC
- ResCap ratings as of 11/22/05: S&P BBB-; Moody's Baa3; Fitch BBB-; DBRS BBB


GMAC
GMAC Mortgage Group
ResCap
Commercial
GMAC Mortgage ("RESI")
GMAC-RFC
GMAC Bank

ResCap Business Segments

GMAC Residential & Residential Capital Group

- Origination, purchase, sale and securitization of residential mortgage loans
- Primary and master servicing
- Warehouse lending
- Portfolio management of residential mortgage loans and retained interests
- Banking activities through GMAC Bank

Business Capital Group

- Financing for residential land developers and homebuilders, resort and healthcare-related companies

International Business Group

- Origination, purchase, sale and securitization of residential mortgage loans in the UK, The Netherlands, Germany, Canada and Mexico

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Corporate Governance Composition-4 GMAC, 3 ResCap, 2 Independent Independent directors Thomas Jacob-Former chairman/CEO of Chase Manhattan Mortgage Corporation Thomas Melzer-Former president and CEO of the Federal Reserve Bank of St. Louis Audit committee chaired by an independent director (Mr. Jacob) Strong Operating Agreement between ResCap and GMAC provides protections to bondholders Board of Directors Payment Restrictions Minimum net worth test of $6.5 billion Dividend payout ratio capped at 50% of cumulative net income GMAC converted $5.0 billion of borrowings to sub-debt; repayment is restricted to proceeds from new subordinated debt, equity, retained earnings or 50% of new senior debt issued. Up to $500 million of sub-debt can be repaid at any time Separateness ResCap cannot extend credit to, guarantee indebtedness of, or make any investment in GMAC/GMAC Affiliates Intercompany financial transactions must be at arms-length Separate management, books and records; no commingling of assets etc. Creditor Rights Bondholders are named beneficiaries of the operating agreement Bondholders can sue for specific performance Both independent directors' vote required for any Operating Agreement changes that materially and adversely affect bondholders Independent directors instructed to consider bondholders' interests and ResCap in approving any changes that materially and adversely affect bondholders

ResCap's Business Segments

Portfolio of Businesses

Multiple Products, Services and Brands Our products and services cover a broad range of customers from homeowners to investors.

GMAC Residential Predominantly a prime conforming lender - 99% of production for the nine months ended 9/30/05 is prime originations Focus is on direct origination of loans 320 retail offices with 1,800 loan officers 2 call centers with production staff of 500 Our highly recognized brands include GMAC Mortgage and ditech.com(r) Established GMAC Bank as de novo operation in 2001 Highly rated and low cost servicing operation Acquired by GMAC in 1985 Solid financial performance 33%* of net income for the nine months ended 9/30/05; 20% of assets as of 9/30/05 * Figures do not include "Corporate and Other" and "Eliminations"

Residential Capital Group A prime non-conforming and nonprime mortgage loan producer Focus is on origination through correspondents and mortgage brokers Relationships with 6,300 brokers 1,400 correspondent lenders Consistent top-10 issuer of private label MBS over the past two decades History of product innovation - company started the first mortgage conduit in 1982 Acquired by GMAC in 1990 Solid financial performance 42%* of net income for the nine months ended 9/30/05; 64% of assets as of 9/30/05 * Figures do not include "Corporate and Other" and "Eliminations"

Business Capital Group Specialty lender in: Residential Construction: Provides creative and customized debt products for the nation's top homebuilders and land developers. Residential Equity: Subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity. Model Home Finance: Partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts. Healthcare Finance: Provides accounts receivable lines, real estate bridge loans and cash flow lending to clients such as hospitals, home healthcare providers, long-term care facilities and durable medical equipment companies. Resort Finance: Lending consists of working capital lines of credit and acquisition, development and construction loans to US-based, privately held timeshare developers. Relationship-based secured lending model built on strong underwriting, servicing and risk management capabilities Established as de novo operation in 1992 Provides ResCap business diversity 15%* of net income for the nine months ended 9/30/05, 5% of assets as of 9/30/05 * Figures do not include "Corporate and Other" and "Eliminations"

International Business Group Business model to export domestic core competencies and operate with strong local partners Current operations in the U.K., The Netherlands, Germany, Spain, Canada and Mexico Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has the largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage lender in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first truly de-linked MBS in 2005 First international expansion began in 1998 (Mexico and UK) Provides ResCap business diversity 10%* of net income for the nine months ended 9/30/05, 8% of assets as of 9/30/05 * Figures do not include "Corporate and Other" and "Eliminations"

ResCap Strengths ResCap Strengths

ResCap Strengths Market Leader

U.S. Loan Production and Servicing Market Share ResCap continues to maintain its strong market position in the U.S. mortgage market Volume ($B) Mkt Share Volume ($B) Mkt Share Company 9/30/2005 12/31/2004 Company 9/30/2005 12/31/2004 Countrywide $358 15.6% 1 1 Countrywide $1,048 11.9% 1 1 Wells Fargo $253 11.0% 2 2 Wells Fargo $954 10.9% 2 2 WaMu $182 7.9% 3 3 WaMu $742 8.5% 3 3 JP Morgan $139 6.0% 4 4 JP Morgan $588 6.7% 4 4 Bank of America $118 5.1% 5 5 CitiMortgage $386 4.4% 5 5 ResCap* $116 5.0% 6 6 ResCap $372 4.2% 6 7 CitiMortgage $92 4.0% 7 7 Bank of America $357 4.1% 7 6 Ameriquest $64 2.8% 8 8 ABN Amro $207 2.4% 8 8 National City $47 2.0% 9 9 National City $168 1.9% 9 9 IndyMac $43 1.9% 10 18 PHH $147 1.7% 10 10 Total Top 10 $1,412 61.3% Total Top 10 $4,968 56.6% Total Industry $2,300 Total Industry $8,784 Source: Various industry rankings, Company data *ResCap loan production data does not include seasoned loan production YTD 9/30/2005 YTD 9/30/2005 Loan Production Servicing Ranking Ranking

U.S. Market Presence ResCap is a leading player in all areas of the U.S. real estate finance market 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 9/30/05 MBS/ABS Issuance 1 2 3 1 4 8 Total Loan Production 15 5 5 5 6 6 Conforming 10 7 7 6 6 6 Jumbo NA 7 8 6 5 7 Sub-prime 5 5 7 10 11 10 Servicing 5 6 6 5 7 6 Warehouse Lending 1 1 1 1 1 1* Source: Various industry rankings, Company data *Management estimate

ResCap Strengths Sustainable Growth

Strong Financial Performance Net Income for the Period Ended Total Revenue for the Period Ended Total Assets as of Period Ended ResCap continues to deliver strong financial performance for the nine months ended 9/30/05 $857 $968 $710 $902 $0 $200 $400 $600 $800 $1,000 $1,200 2003 2004 9/30/2004 9/30/2005 $ in Millions $3.7 $4.0 $2.9 $3.4 $0 $1 $2 $3 $4 $5 2003 2004 9/30/2004 9/30/2005 $ in Billions $78.6 $94.3 $93.9 $104.6 $0 $20 $40 $60 $80 $100 $120 2003 2004 9/30/2004 9/30/2005 $ in Billions

Diverse Sources of Income * Figures do not include "Corporate and Other" and "Eliminations" GMAC Residential Residential Capital Group Business Capital Group International Business Group For the nine months ended 9/30/04 ($ in millions) Total Net Revenue $901 $1,275 $198 $215 Net Income $209 $384 $103 $51 Total Assets $15,644 $66,105 $4,203 $7,609 For the nine months ended 9/30/05 ($ in millions) Total Net Revenue $1,211 $1,186 $274 $310 Net Income $285 $348 $132 $88 Total Assets $20,428 $67,463 $5,386 $8,864 ResCap continues to show diverse sources of income for the nine months ended 9/30/05 Net Income for the nine months ended 9/30/05* Net Income for the nine months ended 9/30/04*

Sources of Revenue ResCap has maintained a balanced mix of revenue sources ResCap is managing portfolio credit risk which has driven growth in gain on sale Notes: "Interest Income" includes net interest income after loan loss provision and net servicing fees "Fee and Other" includes gain on investment securities, real estate related revenues, and other income "Gain on Sale" includes gain on sale of mortgage loans, net Revenue Mix of $3.4 B Revenue Mix of $2.9 B for the nine months ended 9/30/04 for the nine months ended 9/30/05 Net Interest Income Fee and Other Gain on Sale

Asset Mix on Balance Sheet Total Assets as of 9/30/05 have grown 11% over 12/31/04 Mortgage loans and lending receivables represent approximately 85% of total assets as of 9/30/05 Cash (liquidity portfolio) as of 9/30/05 has increased by approximately $1.9 B over 12/31/04 Total Assets of $94.3 B Total Assets of $104.6 B Note: Lending receivables include Investments in Real Estate as of 12/31/04 as of 9/30/05

ResCap Strengths Sustainable Growth - GMAC Residential and Residential Capital Group

Diverse U.S. Production Sources & Product Types We have maintained our mix of multiple channels to generate loans Prime loans accounted for approximately 80% of ResCap's U.S. loan production for the nine months ended 9/30/05 Prime and nonprime Interest Only products comprise 20% of total U.S. production for the nine months ended 9/30/05. The Prime Payment Option Arm programs were started in 2Q 2005 and represent less than 2% of total U.S. production for the nine months ended 9/30/05 Sources of Production Types of Production

U.S. Servicing Portfolio 3 million customers with operational capacity to serve over 10 million The 9/30/05 portfolio grew 22% over 12/31/04 levels Prime loans comprise 81% of the servicing portfolio as of 9/30/05 High Agency & GSE servicer ratings GMAC Residential ranked #6 in 2005 J.D. Power survey of consumer satisfaction $0 $100 $200 $300 $400 2002 2003 2004 9/30/2005 $ Billions Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime $271 B $304 B $372 B $254 B

ResCap Strengths Sustainable Growth - Business Capital Group

Business Capital Group's Diverse Portfolio Business Capital Group's 9/30/05 portfolio of $5.4B grew 20% vs.12/31/04 portfolio Growth in all of the Business Capital Group's businesses *Excludes Real-estate Owned $4.5 B $5.4 B

ResCap Strengths Sustainable Growth - International Business Group

International Loan Production/Servicing Portfolio International Business Group currently has operations in the U.K., The Netherlands, Germany, Spain, Canada and Mexico Continue to experience success and growth in markets we are operating in International Servicing Portfolio1 International Production 1 Servicing portfolio includes servicing performed by third-parties on behalf of the International Business Group

International Geographic Diversification 1 Production and servicing in Spain comprises a de minimis portion of the international portfolio 2 Servicing breakdown includes servicing performed by third-parties on behalf of the International Business Group Production Breakdown by Country 1 Servicing Breakdown by Country 1, 2 $11.9 Billion for the period ended 9/30/05 $ 22.6 Billion for the period ended 9/30/05 Top 10 originator in the U.K. and The Netherlands Well-established Continental European lending platforms in The Netherlands and Germany Commenced lending activities in Spain in 2005 Growing mortgage lending business in Mexico and Canada Actively looking to expand into additional markets including Australia, Chile and Brazil

ResCap Strengths Disciplined Leadership

ResCap Risk Management ResCap Risk Committee has oversight responsibility over all business segments Strategy Identify, measure, monitor and manage risks to augment risk adjusted return on capital Coordinate and enhance risk management across the ResCap enterprise Roles and Responsibilities Establish common framework for risk management (e.g., metrics and analyses) and frequency of reporting by businesses Approve all capital factors, methodologies, balance sheet limits and escalation procedures Review regular risk and exception reports from all segments and make recommendations to prevent unexpected losses Review and enhance all risk management activities across the enterprise Execution and Accountability All segments will continue to have risk management functions. Each of their respective Risk Committees will continue to have oversight responsibility for their individual risk positions. ResCap Risk Committee aggregates all risk exposures and return profiles to maximize diversification benefits not captured within the segments and ensure efficient and effective use of economic capital

Market, Credit and Operational Risk Management Risk Management is focused on the right people and processes Segment level policies and exposure limits are reviewed and approved by ResCap Risk Committee Hedge policies establish limits on market value exposure by portfolio along with acceptable hedge instruments and assessment of hedge performance Asset/Hedge valuations and sensitivities are performed using in-house and industry models Market risk management Horizon management includes revenue profile of the retained portfolios along with revenue for origination channels and other fee based businesses Pipeline positions and retained portfolio are subject to shock scenario analysis including rate risk, spread risk, volatility risk and curve twists Value at Risk "VaR" methodology along with stress scenario analysis Credit Risk Management Agency (FNMA/FHLMC) and in-house developed automated underwriting models used to assess risk on front end The portfolio management process includes the use of product and geographic specific concentration risk limits for retained portfolios along with application of product specific default frequency and severity models Operational Risk Management ResCap employs a combination of centralized operational risk management in the form of risk assessment and assurance along with decentralized operational risk management for some of the asset based businesses Includes a quality control program, a compliance program and business continuation planning

U.S. Servicing Strategies Driving Internal & External Value Leverage the strengths and capabilities of the Homecomings and GMAC Mortgage primary servicing platforms to drive value to homeowners, investors, clients and the shareholder Continually enhance our focus on responsible loan servicing practices to ensure the ethical treatment of our homeowners and promote the quality of our brands in the marketplace Provide value and satisfaction to homeowners through a process that delivers premier service, choice and service flexibility Diligently manage credit risk and promote homeownership (i.e. "Hope" Project) Support the implementation of new loan products and homeowner retention to help grow lending market share Investment in the development of our Master Servicing and Bond Administration functions that support the issuance of mortgage and asset backed securities Grow our sub-servicing and fee based business market share Increase servicing efficiency and reduce operating costs We continue to invest in our servicing platforms to achieve these strategies

Asset Quality

Strong Credit Performance GMAC Residential & Residential Finance Group Originations and Capital Markets Delinquency rates on our Jumbo and Alt-A portfolios are below industry averages Over the past several years non-prime delinquency rates for successive vintages have been declining and borrower and collateral quality has been improving Home equity (second liens) and HLTV loan products with average FICO scores of approximately 700 Warehouse Lending Strong credit culture focusing on strong client relationships, robust controls and operational processes Recorded cumulative losses of approximately $31 million since 1991, while growing the portfolio from $576 million to $10.2 billion in outstandings Business Capital Group Historical credit performance has been strong International Business Group ResCap UK's credit performance of non-prime to prime products superior relative to UK peers; also compares favorably to US prime products

Asset Quality of Investment Portfolio CSFB Subprime Delinquency Curve Investment portfolio has experienced significant growth since 12/31/01 (123% CAGR) Growth rate has moderated over the last 2 years and portfolio has begun to season As portfolio seasons the level of nonaccruals increase as the loans move through their loss curve Increase in the allowance for loan losses as a % of portfolio assets was primarily driven by the credit seasoning of the mortgage loans Mortgage Loans Held For Investment * *Mortgage loans held for Investment (includes PIA) 10,000 20,000 30,000 40,000 50,000 60,000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 9/30/2005 In Millions Mortgage Loans Held For Investment Non Accrual Mortgage Loans $59,288 $57,708 $46,258 $15,395 $2,948

Performance of U.S. Primary Servicing Portfolio * The above table reflects performance of U.S. Primary Servicing portfolio. ResCap does not have direct credit exposure on most of these mortgage loans. Loss mitigation strategies have resulted in continued improvement in credit performance of our U.S. servicing portfolio As of 9/30/05, delinquencies fell to 5.89% vs. 6.40% at 9/30/04 12/31/02 12/31/03 12/31/04 9/30/2004 9/30/2005 Loans Serviced ($ billions) $254 $271 $304 $292 $372 30 Days Past Due 2.48% 2.86% 2.64% 2.74% 2.57% 60 Days Past Due 0.64% 0.80% 0.68% 0.67% 0.69% 90+ Day Past Due 0.77% 0.78% 0.78% 0.82% 0.78% Foreclosures 1.02% 1.25% 1.14% 1.28% 0.93% Total Delinquent Loans 4.92% 5.69% 5.23% 5.51% 4.97% Total Delinquent Units 5.37% 6.06% 6.00% 6.40% 5.89%

RESCAP

Superior U.S. Servicer Ratings

- ResCap's operating companies have achieved superior servicer ratings

	GMAC-RFC			GMAC Residential [1, 2]	
PRODUCTS	Fitch	S&P	Moody's	Fitch	S&P
Prime	RPS1	Strong	SQ1	RPS1	Strong
Alt A	RPS1	Strong	SQ1	RPS1	Strong
Subprime	RPS1	Strong	SQ2	RPS1	Above Average
High LTV /Home Equity	RPS1	Strong	SQ1	RPS1	Strong
Special Servicing	RSS1	N/A	SQ2	RSS1-	Above Average[3]
Master Servicing	RMS1	Strong	SQ1	N/A	N/A

[1] Fannie Mae PEAK score of Excellent assigned

[2] Freddie Mac Tier 1/Tier 1 Servicer designation

[3] Rating assigned positive outlook

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Liquidity and Funding

Reduction in GMAC Borrowings $1.8 Recapitalization/Refinancing $2.0B converted to equity (5/05) $1.5B GMAC term loan (5/05) $5.25B Senior Unsecured Offerings (6/05, 11/05) $3.5B bank facility syndication (7/05) Use of Proceeds Repaid $5.0B GMAC borrowings from proceeds of bond deals and bank syndication $3.5B from bond deals (6/05, 11/05) $1.5B from bank term loan (7/05) GMAC debt outstanding reduced to $6.2B as of 11/21/05 $4.4B subordinated debt $1.8B international borrowings Goal to replace all affiliated borrowings on an expedited basis, subject to market conditions Equity Before Recapitalization & Bank Syndication1 After Recapitalization & Bank Syndication2 Repayment of borrowing International Borrowings from GMAC Domestic Borrowings from GMAC Subordinated debt $2.0 $4.4 $11.4 $1.8 $5.0 $6.2 $13.2 $ billions 1 Amounts as of 06/24/05 - Pro forma 2 Includes bond deals closed in 2005 and bank credit facility closed on 7/28/05 $1.8

Improvement in Debt Capital Structure Outstandings as of 9/30/05 Replaced affiliated overnight borrowings with term debt structure ResCap's operations are supported by a liquidity portfolio of over $2.0B and undrawn bank facilities of $1.75B Long-term unsecured debt went from 0% prior to recapitalization to 12% as of 9/30/05 Committed Secured Capacity is $24.0B with $9.2B unused as of 9/30/05 * Includes on-balance sheet securitizations and excludes off-balance sheet securitizations ResCap Debt Maturity Profile as of 9/30/05

Funding Diversity Total Funding as of 3/31/05 = $154B Total Funding as of 9/30/05 = $172B ResCap's unsecured bond offering, bank syndication and growth in deposits have helped improve funding diversity while further reducing reliance on GMAC

Future Funding Alternatives and Sources ResCap intends to significantly strengthen its debt capital structure by increasing long-term unsecured funding and evaluating a variety of funding vehicles to replace affiliated borrowings, subject to market conditions in each case, including: Issuance of institutional and retail debt securities Domestic and international offerings Expansion of bank syndication facilities Increased access to the asset-backed commercial paper market Develop GMAC Bank Unsecured funding (deposits) has more than doubled since 12/31/04 and stands at $3.6B as of 9/30/05 Growth in assets has primarily been in residential mortgages Access to multiple funding sources, including brokered and retail CD's, FHLB, Fed Funds and escrow deposits

Key Operating Metrics Currently monitoring several key operating ratios Continue development of capital structure and working with rating agencies to refine target ratio levels We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts Includes Deposits Leverage, adj: Excludes Collateralized borrowings in securitization trusts ResCap Leverage ResCap Stockholder's Equity - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 $ in millions 0% 25% 50% 75% 100% Tangible Equity Goodwill MSR/Tangible Equity 12/31/04 6/30/05 9/30/05 $4,366 $7,061 $7,337

ResCap Bond Performance since initial issue At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps Source: Barclays Spreads to Tsy, except for 2yr As of 11/17/05 2 Yr: 3ML + 110 bps 5 Yr: Tsy +175 bps 10 Yr: Tsy +176 bps 5 Yr BBB Index: 121 bps 10 Yr BBB Index: 138 bps 0 50 100 150 200 250 6/28/2005 7/18/2005 8/7/2005 8/27/2005 9/16/2005 10/6/2005 10/26/2005 11/17/2005 In bps 5 yr BBB Finance ResCap 5 Yr 10 yr BBB Finance ResCap 10yr

2005 Senior Unsecured Offerings - Investors 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Over 369 investors participated in our 2005 senior unsecured bond offerings which were well-diversified geographically and by type of investor Overall Geographic Distribution Overall Investor Distribution

Investor Communication

Investor Communication ResCap is committed to keeping our investors informed of all material developments related to ResCap and continuing to enhance our communication. Website: www.rescapholdings.com Bloomberg ticker: RESCAP <CORP> Go Investor hotline: 1-888-440-8851 As of mid-September ResCap is an SEC registrant As a public registrant, we will be providing to the entire market detailed quarterly information through our 10Qs and 10-K, which will also be posted on our website. In addition, we will let the market know of material developments through the public filing of Form 8-Ks, which will also be posted on our website. Completed Exchange Offer November 2005 Wall Street research analysts have initiated public coverage of ResCap including Bank of America - John Guarnera; Creditsights - David Hendler; Barclays Capital - Mark Girolamo and JP Morgan - Kabir Caprihan Anticipate scheduling a ResCap investor/analyst conference in 4Q 2005

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company and issuance Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company and securities issuance information to our secured and unsecured investors.

Appendices

Residential Capital Group - Conduit Product Descriptions Issuance excludes NIMS, resecuritizations and rent-a-shelf transactions. Single seller deals for EFC are included in RAMP (RS) issuance and AHL and EMX deals are included in RASC issuance. Whole loan deal performance is included in the calculation of HS Series data characteristics due to the high volume of whole loan transactions. As of September 30, 2005 Newly Originated 2nd Lien Average LTV/CLTV YTD Issuance (in Millions) Average FICO ? 30-Yr: 68.5% 15-Yr: 60.3% ARM: 71.7% 30-Yr: 744 15-Yr: 752 ARM: 738 30-Yr: $1,451 15-Yr: $386 ARM: $2,322 WH: $3,686 30-Yr: 75.8% 15-Yr: 67.3% ARM: 76.3% 30-Yr: 722 15-Yr: 725 ARM: 717 30-Yr: $4,363 15-Yr: $399 ARM: $6,146 WH: $444 FRM: 101.9% ARM: 100.9% FRM: 714 ARM: 697 FRM: $209 ARM: $681 FRM: 85.3% ARM: 88.7% FRM: 676 ARM: 648 FRM: $1,725 ARM: $7,419 WH: $79 FRM: 623 ARM: 614 FRM: 81.0% ARM: 82.4% FRM: $1,249 ARM: $6,578 WH: $96 698 117.4% $480 HEL: 93.1% HELOC: 91.3% HEL: 723 HELOC: 720 Shelf Name Jumbo A RFMSI (S & SA) Alt-A RALI (QS, QA & QO) High LTV First Lien Mortgages (107% max) RAMP (RZ) NCA (Negotiated Conduit Asset) RAMP (RS) RASC (KS) Subprime RFMSII (HI) High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines RFMSII (HS) Product Newly Originated 1st Lien Seasoned Cumulative Issuance (in Billions) 30-Yr: $95.6 15-Yr: $26.4 ARM: $9.0 WH: $38.8 30-Yr: $41.1 15-Yr: $5.9 ARM: $8.7 WH: $1.1 FRM: $7.4 ARM: $1.5 FRM: $16.2 ARM: $24.4 WH: $4.8 FRM: $21.5 ARM: $47.3 WH: $0.3 $10.7 753 70.3% $1,321 RAAC (SP) Seasoned Portfolio Loans (Portfolio Acquisition) $2.0 698 73.9% $539 RAMP (SL ) Seasoned Loans from RFC Conduit $2.9 HEL: $5.0 HELOC: $4.4 WH: $6.5 HEL: $550 HELOC: $300 WH: $1,860 **Numbers listed above are as of 9/30/05.

Segment Results In Thousands

Segment Results In Thousands